Exhibit 99.1

Total System Services, Inc.
One TSYS Way	+1.706.649.2307
Post Office Box 2567	+1.706.649.5740
Columbus GA 31902-2567	www.tsys.com

For immediate release:

Contacts:

Shawn Roberts

TSYS Investor Relations

+1.706.644.6081

shawnroberts@tsys.com

TSYS REPORTS EPS GROWTH OF 18.6% FOR THE FIRST QUARTER

COLUMBUS, Ga., April 24, 2012 — TSYS today reported results for the first quarter with basic earnings per share at $0.30, an increase of 18.6% over 2011. Total revenues for the quarter were $461.2 million, an increase of 7.4%. Revenues before reimbursable items were $395.2 million, an increase of 9.0% for the quarter.

“Our first quarter results continue to benefit from strong same client transaction growth, which was 14.4% in our card issuer processing business, when compared to last year. POS transactions, excluding deconverted clients in our indirect business, were up 11% and sales volume from our direct merchant business was up 20.9% over same quarter last year. Operating income was $84.8 million, resulting in an increase of 16.2% over last year. Our consolidated organic revenue growth of 7.7% for the quarter was the main driver in our results. This quarter represents the 8th consecutive quarter that we reported positive year-over-year growth in revenues before reimbursable items,” said Philip W. Tomlinson, chairman and chief executive officer of TSYS.

During the quarter, TSYS signed new contracts with Huntington Bancshares and Regions to process their credit card portfolios. In addition, a long-term agreement with The Royal Bank of Scotland for its UK, Irish and U.S. consumer credit and commercial businesses was renewed. “We continue to pursue our vision of being the leading global payment solutions provider through acquisitions and by putting people at the center of payments. We continue to believe TSYS will achieve our guidance of double digit growth in earnings per share and a solid top line revenue increase in 2012,” said Tomlinson.

Conference Call

TSYS will host its quarterly conference call at 5:00 p.m. ET on Tuesday, April 24. The conference call can be accessed via simultaneous Internet broadcast at tsys.com by clicking on the link under “Webcasts” on the main homepage. The replay will be archived for 12 months and will be available approximately 30 minutes after the completion of the call. A slide presentation to accompany the call will be available by clicking on the link under “Webcasts” on the main homepage of tsys.com.

Non-GAAP Measures

The financial highlights section of this release contains the non-GAAP financial measures of revenues and operating results on a constant currency basis to describe TSYS’ performance. Management uses these non-GAAP financial measures to better understand and assess TSYS’ operating results and financial performance. TSYS believes these non-GAAP financial measures provide meaningful additional information about TSYS to assist investors in understanding and evaluating its operating results.

Additional information about non-GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP measures are included on pages 11 and 12 of this release.

About TSYS

At TSYS, (NYSE: TSS), we believe payments should revolve around people — not the other way around. We call this belief “People-Centered Payments.” By putting people at the center of every decision we make, with unmatched customer service and industry insight, TSYS is able to support financial institutions, businesses and governments in more than 80 countries. Offering merchant payment-acceptance solutions as well as services in credit, debit, prepaid, mobile, chip, healthcare and more, we make it possible for those in the global marketplace to conduct safe and secure electronic transactions with trust and convenience.

TSYS’ headquarters are located in Columbus, Georgia, with local offices spread across the Americas, EMEA and Asia-Pacific. TSYS provides services to more than half of the top 20 international banks, is a Fortune 1000 company and was named one of the 2012 World’s Most Ethical Companies by Ethisphere magazine. For more information, please visit us at www.tsys.com.

Forward-Looking Statements

This press release contains “forward-looking statements” – that is, statements related to future, not past, events. Forward-looking statements often address our expected future business and financial performance and often contain words such as “expect,” “anticipate,” “intend,” “believe,” “should,” “plan,” “will,” “could,” and similar expressions. These forward-looking statements include, among others, statements regarding TSYS’ belief that it will achieve its guidance of double digit growth in earnings per share and a solid top line revenue increase in 2012, and the assumptions underlying such statements. These statements are based on the current beliefs and expectations of TSYS’ management, are based on management’s assumptions and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by our forward-looking statements in this press release. Many of these factors are beyond TSYS’ ability to control or predict. These factors include, but are not limited to: continued consolidation and turmoil in the financial services and other industries during 2012, including the merger of TSYS clients with entities that are not TSYS processing clients, the sale of portfolios by TSYS clients to entities that are not TSYS processing clients and the nationalization or seizure by banking regulators of TSYS clients; TSYS is unable to control expenses and increase market share both domestically and internationally; TSYS is unable to manage the impact of slowing economic conditions and consumer spending; the material breach of security of any of TSYS’ systems; the impact of potential and completed acquisitions, including the costs associated therewith and their being more difficult to integrate than anticipated; adverse developments with respect to foreign currency exchange rates; expenses are incurred associated with the signing of a significant client; the deconversion of a significant client; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act on TSYS and on our clients; changes occur in laws, rules, regulations, credit card association rules or other industry standards affecting TSYS and our clients that may result in costly new compliance burdens on TSYS and our clients and lead to a decrease in the volume and/or number of transactions processed; the costs and effects of litigation, investigations or similar matters or adverse facts and developments relating thereto; adverse developments with respect to the credit card industry in general, including a decline in the use of credit cards as a payment mechanism; and internal growth rates of TSYS’ existing clients are lower than anticipated whether as a result of unemployment rates, card delinquencies and charge-off rates or otherwise. Additional risks and other factors that could cause actual results to differ materially from those contemplated in this release can be found in TSYS’ filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise.

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TSYS Announces First Quarter 2012 Earnings

TSYS

Financial Highlights

(unaudited)

(in thousands, except per share data)

	Three Months Ended March 31,
	2012	2011	Percent Change
Total revenues	$461,162	429,430	7.4%
Cost of services	318,258	301,492	5.6
Selling, general and administrative expenses	58,073	54,910	5.8

Operating income	84,831	73,028	16.2
Nonoperating expenses	(405)	(728)	44.4

Income before income taxes, noncontrolling interests and equity in income of equity investments	84,426	72,300	16.8
Income taxes	29,556	25,158	17.5

Income before noncontrolling interests and equity in income of equity investments	54,870	47,142	16.4
Equity in income of equity investments	2,774	2,270	22.2

Net income	57,644	49,412	16.7
Net income attributable to noncontrolling interests	(1,249)	(622)	nm

Net income attributable to TSYS common shareholders	$56,395	48,790	15.6%

Basic earnings per share	$0.30	0.25	18.6%

Diluted earnings per share	$0.30	0.25	18.2%

Dividends declared per share	$0.10	0.07

nm = not meaningful

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TSYS Announces First Quarter 2012 Earnings

TSYS

Consolidated Statements of Comprehensive Income

(unaudited)

(in thousands)

	Three Months Ended March 31,
	2012	2011
Net income	$57,644	49,412
Other comprehensive income, net of tax:
Foreign currency translation adjustments	2,963	10,271
Postretirement healthcare plan adjustments	263	(182)

Other comprehensive income	3,226	10,089

Comprehensive income	60,870	59,501
Comprehensive income attributable to noncontrolling interests	(541)	(721)

Comprehensive income attributable to
TSYS common shareholders	$60,329	58,780

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TSYS Announces First Quarter 2012 Earnings

TSYS

Earnings Per Share

(unaudited)

(in thousands, except per share data)

	Three Months Ended		Three Months Ended
	March 31, 2012		March 31, 2011
	Common Stock	Participating Securities	Common Stock	Participating Securities
Basic Earnings per share:
Net income	$56,395		48,790
Less income allocated to nonvested awards	(196)	196	(191)	191

Net income allocated to common stock for
EPS calculation ( a )	$56,199	196	48,599	191

Average common shares outstanding ( b )	188,052	667	192,851	765

Average common shares and participating securities	188,719		193,616

Basic Earnings per share ( a )/( b )	$0.30	0.29	0.25	0.25

Diluted Earnings per share:
Net income	$56,395		48,790
Less income allocated to nonvested awards	(196)	196	(191)	191

Net income allocated to common stock for
EPS calculation ( c )	$56,199	196	48,599	191

Average common shares outstanding	188,052	667	192,851	765
Increase due to assumed issuance of shares related to common equivalent shares outstanding	1,010		305

Average common and common equivalent shares outstanding ( d )	189,062	667	193,156	765

Average common and common equivalent shares and participating securities	189,729		193,921

Diluted Earnings per share ( c )/( d )	$0.30	0.29	0.25	0.25

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TSYS Announces First Quarter 2012 Earnings

TSYS

Segment Breakdown

(unaudited)

(in thousands)

	Three Months Ended March 31,
			Change
	2012	2011	$	%
Revenues before reimbursable items
North America Services	204,050	194,590	9,460	4.9%
International Services	96,491	87,419	9,072	10.4%
Merchant Services	98,356	86,519	11,837	13.7%
Intersegment revenues	(3,718)	(5,885)	2,167	36.8%

Revenues before reimbursable items from external customers	395,179	362,643	32,536	9.0%

Total revenues
North America Services	240,599	230,558	10,041	4.4%
International Services	100,360	90,710	9,650	10.6%
Merchant Services	125,518	115,756	9,762	8.4%
Intersegment revenues	(5,315)	(7,594)	2,279	30.0%

Revenues from external customers	461,162	429,430	31,732	7.4%

Depreciation and amortization
North America Services	18,454	19,466	(1,012)	(5.2)%
International Services	12,911	11,708	1,203	10.3%
Merchant Services	8,786	9,146	(360)	(3.9)%
Corporate Admin	722	748	(26)	(3.5)%

Total depreciation and amortization	40,873	41,068	(195)	(0.5)%

Segment operating income
North America Services	68,173	55,200	12,973	23.5%
International Services	4,113	11,025	(6,912)	(62.7)%
Merchant Services	34,219	26,923	7,296	27.1%
Corporate Admin	(21,674)	(20,120)	(1,554)	(7.7)%

Operating income	84,831	73,028	11,803	16.2%

Other:
Reimbursable items:
North America Services	36,549	35,968	581	1.6%
International Services	3,869	3,291	578	17.6%
Merchant Services	27,162	29,237	(2,075)	(7.1)%
Intersegment revenues	(1,597)	(1,709)	112	6.6%

Reimbursable items	65,983	66,787	(804)	(1.2)%

Volumes:
FTEs (full-time equivalents)
North America Services	3,886	4,299	(413)	(9.6)%
International Services	2,697	2,118	579	27.3%
Merchant Services	1,213	1,134	79	7.0%
Corporate Admin	407	373	34	9.1%

FTEs	8,203	7,924	279	3.5%

	At		Change
Total assets (in thousands)	3/31/2012	12/31/2011	$	%
North America Services	1,676,032	1,621,664	54,368	3.4%
International Services	439,948	433,203	6,745	1.6%
Merchant Services	498,586	487,858	10,728	2.2%
Intersegment assets	(708,431)	(684,333)	(24,098)	(3.5)%

Total assets	1,906,135	1,858,392	47,743	2.6%

	Three Months Ended March 31,
			Change
	2012	2011	Inc(Dec)%
North America Segment:
Accounts on File (AOF) (in millions)	361.8	309.6	52.2	16.9%
Transactions (in millions)	1,893.0	1,626.8	266.2	16.4%
International Segment:
AOF (in millions)	54.1	47.2	6.9	14.7%
Transactions (in millions)	383.0	326.0	57.0	17.5%
Merchant Segment:
Point-of-sale Transactions (in millions)	1,219.7	1,206.8	12.9	1.1%

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TSYS Announces First Quarter 2012 Earnings

TSYS

Balance Sheet

(unaudited)

(in thousands)

	Mar 31, 2012	Dec 31, 2011
Assets
Current assets:
Cash and cash equivalents	$370,955	316,337
Accounts receivable, net	253,732	248,541
Deferred income tax assets	7,695	12,872
Prepaid expenses and other current assets	80,598	72,431

Total current assets	712,980	650,181
Property and equipment, net	260,900	266,608
Computer software, net	205,027	215,244
Contract acquisition costs, net	161,464	162,987
Goodwill	356,121	355,498
Equity investments, net	85,891	82,924
Other intangible assets, net	79,440	81,250
Deferred income tax assets, net	4,970	4,069
Other assets	39,342	39,631

Total assets	$1,906,135	1,858,392

Liabilities
Current liabilities:
Current portion of notes payable	$181,301	181,251
Accrued salaries and employee benefits	13,971	33,004
Accounts payable	35,827	26,095
Current portion of obligations under capital leases	13,201	14,363
Other current liabilities	138,734	125,863

Total current liabilities	383,034	380,576
Notes payable, excluding current portion	34,269	39,104
Deferred income tax liabilities	36,064	32,889
Obligations under capital leases, excluding current portion	23,418	24,489
Other long-term liabilities	61,126	60,325

Total liabilities	537,911	537,383

Equity
Shareholders’ equity:
Common stock	20,245	20,186
Additional paid-in capital	129,104	125,948
Accumulated other comprehensive income, net	3,489	(445)
Treasury stock	(221,927)	(225,034)
Retained earnings	1,418,140	1,380,634

Total shareholders’ equity	1,349,051	1,301,289

Noncontrolling interests in consolidated subsidiaries	19,173	19,720

Total equity	1,368,224	1,321,009

Total liabilities and equity	$1,906,135	1,858,392

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TSYS Announces First Quarter 2012 Earnings

TSYS

Cash Flow

(unaudited)

(in thousands)

	Three Months Ended March 31,
	2012	2011
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$57,644	49,412
Adjustments to reconcile net income to net cash provided by operating activities:
Equity in income of equity investments	(2,774)	(2,270)
Dividends received from equity investments	—	13
Net loss (gain) on currency translation adjustments	504	352
Depreciation and amortization	40,873	41,068
Amortization of debt issuance costs	47	26
Share-based compensation	3,598	4,332
Excess tax expense (benefit) from share-based payment arrangements	510	(103)
Asset impairments	—	773
Provisions for (recoveries of) bad debt expense and billing adjustments	(144)	204
Charges for transaction processing provisions	1,063	1,296
Deferred income tax expense (benefit)	6,425	3,874
(Gain) loss on disposal of equipment, net	(2)	(1,497)
Changes in operating assets and liabilities:
Accounts receivable	(5,424)	2,971
Prepaid expenses, other current assets and other long-term assets	(7,379)	14,046
Accounts payable	9,825	(4,635)
Accrued salaries and employee benefits	(19,111)	(13,800)
Other current liabilities and other long-term liabilities	12,942	6,109

Net cash provided by operating activities	98,597	102,171

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of property and equipment, net	(4,648)	(5,960)
Additions to licensed computer software from vendors	(2,593)	(1,280)
Additions to internally developed computer software	(4,435)	(4,478)
Proceeds from sale of tradename	—	4,500
Cash used in acquisitions, net of cash acquired	(1,750)	—
Purchase of private equity investments	(499)	—
Additions to contract acquisition costs	(5,099)	(7,202)

Net cash used in investing activities	(19,024)	(14,420)

CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on long-term debt borrowings and capital lease obligations	(6,505)	(8,551)
Proceeds from borrowings of long-term debt	—	—
Proceeds from exercise of stock options	2,701	1,119
Excess tax expense (benefit) from share-based payment arrangements	(510)	103
Repurchase of common stock	—	(35,700)
Purchase of noncontrolling interests	—	(174,050)
Subsidiary dividends paid to noncontrolling shareholders	(1,087)	—
Dividends paid on common stock	(18,913)	(13,556)

Net cash used in financing activities	(24,314)	(230,635)

CASH AND CASH EQUIVALENTS:
Effect of exchange rate changes on cash and cash equivalents	(641)	577

Net increase (decrease) in cash and cash equivalents	54,618	(142,307)
Cash and cash equivalents at beginning of period	316,337	394,795

Cash and cash equivalents at end of period	$370,955	252,488

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TSYS Announces First Quarter 2012 Earnings

Supplemental Information:

	Accounts on File
	Total
(in millions)	March 2012	March 2011	% Change
Consumer Credit	197.2	183.4	7.5
Government Services	30.5	29.0	5.4
Retail	25.3	24.6	2.7

Total Consumer	253.0	237.0	6.8
Commercial	65.0	51.1	27.2
Other	9.4	6.3	48.4

Subtotal	327.4	294.4	11.2
Prepaid/Stored Value	88.5	62.3	42.0

Total AOF	415.9	356.7	16.6

Growth in Accounts on File (in millions):

	March 2011 to March 2012	March 2010 to March 2011
Beginning balance	356.7	323.3
Change in accounts on file due to:
Internal growth of existing clients	36.7	23.1
New clients	41.8	32.4
Purges/Sales	(18.5)	(18.4)
Deconversions	(0.8)	(3.7)

Ending balance	415.9	356.7

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TSYS Announces First Quarter 2012 Earnings

Reconciliation of GAAP to Non-GAAP

Non-GAAP Measures

The schedule below provides a reconciliation of revenues and operating results on a constant currency basis to reported revenues and operating income. This non-GAAP measure presents year-to-date 2012 financial results using the previous year’s foreign currency exchange rates. On a year-to-date constant currency basis, TSYS’ total revenues grew 7.6% as compared to a reported GAAP increase of 7.4%

The non-GAAP financial measures of constant currency and revenues, with respect to year-to-date revenues and basic EPS presented by TSYS, are utilized by management to better understand and assess TSYS’ operating results and financial performance. TSYS also uses the non-GAAP financial measures to evaluate and assess TSYS’ financial performance against budget, as well as to evaluate financial performance for executive and management compensation purposes.

TSYS believes that non-GAAP financial measures are important to enable investors to understand and evaluate its ongoing operating results. Accordingly, TSYS includes non-GAAP financial measures when reporting its financial results to shareholders and investors in order to provide them with an additional tool to evaluate TSYS’ ongoing business operations. TSYS believes that the non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of TSYS’ current and ongoing business operations.

Although non-GAAP financial measures are often used to measure TSYS’ operating results and assess its financial performance, they are not necessarily comparable to similarly titled captions of other companies due to potential inconsistencies in the method of calculation.

TSYS believes that its use of non-GAAP financial measures provides investors with the same key financial performance indicators that are utilized by management to assess TSYS’ operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of non-GAAP financial measures to give shareholders and potential investors an opportunity to see TSYS as viewed by management, to assess TSYS with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. TSYS believes that the presentation of GAAP financial measures alone would not provide its shareholders and potential investors with the ability to appropriately analyze its ongoing operational results, and therefore expected future results. TSYS therefore believes that inclusion of non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.

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TSYS Announces First Quarter 2012 Earnings

Reconciliation of GAAP to Non-GAAP

Constant Currency Comparison

(unaudited)

(in thousands)

	Three Months Ended March 31,
	2012	2011	Percent Change
Consolidated
Constant currency (1)	$462,251	429,430	7.6%
Foreign currency (2)	(1,089)	—

Total revenues	$461,162	429,430	7.4%

Constant currency (1)	$84,411	73,028	15.6%
Foreign currency (2)	420	—

Operating income	$84,831	73,028	16.2%

International Services
Constant currency (1)	$101,531	90,710	11.9%
Foreign currency (2)	(1,171)	—

Total revenues	$100,360	90,710	10.6%

(1)	Reflects current period results on a non-GAAP basis as if foreign currency rates did not change from the comparable prior year period.
(2)	Reflects the impact of calculated changes in foreign currency rates from the comparable period.

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